UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 30, 2018

KEMET Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-15491	57-0923789
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 NE 3rd Avenue, Suite 1700, Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

(954) 766-2800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2018, Joseph V. Borruso informed KEMET Corporation (the “Company”) that he was resigning from the Company’s Board of Directors (the “Board”). Mr. Borruso also resigned from the board of directors of KEMET Electronics Corporation, a wholly owned subsidiary of the Company (“KEC”). Mr. Borruso’s resignations were accepted by the respective boards and became effective on May 30, 2018. Mr. Borruso informed the boards that he was resigning for personal and health reasons and not due to any disagreement with, or any matter relating to, the operations, policies or practices of, the Company. Prior to his resignations, the Board determined to accelerate the vesting of 10,000 RSUs of the Company that were scheduled to vest on July 24, 2018, to vest immediately prior to his resignations. Mr. Borruso, age 78, has served on each board since March of 2008.

Following the resignations of Mr. Borruso, also on May 30, 2018, the Board elected Karen Rogge as a Director to the Board to fill the resulting vacancy created by Mr. Borruso’s resignation. Ms. Rogge was also elected as a Director to the board of KEC. The Company issued a press release announcing the changes in the Board, which is filed as Exhibit 99.1.

Ms. Rogge has been placed in the Director Class of 2020, and has been appointed to the Audit Committee of the Board. As compensation for her services on the Board, Ms. Rogge will receive compensation consistent with the Company’s current compensatory arrangement for non-employee directors, as described under the heading “Compensation of Directors” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on June 19, 2017. Ms. Rogge will also enter into a director Indemnification Agreement, the current form of which is filed as Exhibit 99.2.

The Board has determined that Ms. Rogge qualifies as an “independent director,” as that term is defined in Item 407(a) of Regulation S-K, and also determined, after a review of her qualifications, that Ms. Rogge is an “audit committee financial expert” serving on the Audit Committee within the meaning of the Securities and Exchange Commission rules and regulations.

Item 9.01 Financial Statements and Exhibits

(a.)                              Not Applicable

(b.)                              Not Applicable

(c.)                               Not Applicable

(d.)                              Exhibits

Exhibit No.	Description of Exhibit

99.1	News Release, dated May 31, 2018 issued by the Company.

99.2	Form of Indemnification Agreement

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2018	KEMET Corporation

/s/ WILLIAM M. LOWE, JR.
William M. Lowe, Jr.
Executive Vice President and
Chief Financial Officer